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                                                                 Exhibit 10.3.20

                               SECOND AMENDMENT TO
                            ENERGY PURCHASE AGREEMENT

                  This SECOND AMENDMENT TO ENERGY PURCHASE AGREEMENT (hereinafter referred to as "SECOND AMENDMENT") is made and entered into as of June 28, 2001 between NIAGARA MOHAWK POWER CORPORATION (hereinafter referred to as "NIAGARA") and SITHE/INDEPENDENCE POWER PARTNERS, L.P. (hereinafter referred to as "SELLER").

                  WHEREAS, NIAGARA and SELLER have previously entered into an agreement (hereinafter referred to as the "AGREEMENT"), dated July 24, 1992, as amended on November 16, 1992 and supplemented by a notification from SELLER dated March 29, 2000, which provides for the purchase by NIAGARA of energy produced by an electric generating plant (hereinafter referred to as the "PLANT"), owned and operated by SELLER, and located in the Town of Scriba, County of Oswego, State of New York; and

                  WHEREAS, SELLER and NIAGARA desire to amend certain provisions of the AGREEMENT.

                  NOW THEREFORE, in consideration of the mutual obligations and undertakings set forth herein, the parties to this SECOND AMENDMENT covenant and agree as follows:

A. AMENDMENTS. FIRST: Paragraph FIRST of the AGREEMENT is hereby deleted in its entirety and replaced with the following:

                  "NIAGARA expressly acknowledges and agrees that SELLER has no obligation to remain a QF under this AGREEMENT, and may, in its sole discretion, choose to terminate its QF status. NIAGARA further acknowledges and agrees that, if SELLER elects to terminate its QF status, none of the rates, terms or conditions of the AGREEMENT will be modified, terminated, or otherwise affected in any respect."

                        SECOND: Paragraph FIFTH of the AGREEMENT is hereby
                  deleted in its entirety and replaced with the following:

                  "Intentionally left blank."

                        THIRD: The words "an amount of ELECTRICITY not to exceed
                  300 megawatts in any hourly period." in Paragraph SIXTH of the AGREEMENT are hereby deleted and replaced with the words:

                  "an amount of ELECTRICITY not to exceed 50 megawatts in any hourly period."

B. GOVERNING LAW. This SECOND AMENDMENT shall be governed by and construed in accordance with the laws of the State of New York.



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C. COUNTERPARTS. This SECOND AMENDMENT may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

D. EFFECTIVENESS. Except as provided herein, the AGREEMENT shall remain unchanged and in full force and effect.

                  IN WITNESS WHEREOF the parties hereto have caused this instrument to be executed as of the day and year first above written.

                            [SIGNATURE PAGES FOLLOW]


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                  Sithe/Independence Power Partners, L.P.

                  By:  Sithe/Independence, Inc., its General Partner

                  By:    /s/ Martin B. Rosenberg
                     --------------------------------------------
                  Title:  Senior Vice President

                  Date:  June 28, 2001






                  Niagara Mohawk Power Corporation

                  By: /s/ Edward J. Dienst
                     -------------------------------------------
                  Title:  Senior Vice President

                  Date:  June 28, 2001



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